Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                    RULE 13A-14(B) AND 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report of Rexhall Industries, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                         REXHALL INDUSTRIES, INC.

November 22, 2004        /s/ William J. Rex
                         ---------------------------------------
                         William J. Rex
                         President and Chief Executive Officer




November 22, 2004        /s/ Dianna Miller
                         ---------------------------------------
                         Dianna Miller
                         Chief Financial Officer